                                   EXHIBIT A

            --------------------------------------------------------
                  NDC MANAGED CARE MAIL ORDER PHARMACY SYSTEM




                                      FOR



                                    EMD.COM
                             5655 PEACHTREE PARKWAY
                               NORCROSS, GA 30092





                               SEPTEMBER 7, 1999



                                  PREPARED BY:

                        NDC HEALTH INFORMATION SERVICES
                         1300 PICCARD DRIVE, SUITE 101
                              ROCKVILLE, MD 20850




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                                                      NATIONAL DATA CORPORATION
                                                                      EXHIBIT A
-------------------------------------------------------------------------------

                                    PREFACE


NDC is proposing the NDC Managed Care Mail Order Pharmacy System for eMD.com. The system proposed in this document is configured based on NDC's understanding of your pharmacy's needs as described by your representatives.

The following statistics were used to calculate disk storage requirements for the proposed system:


                                   Mail Order
                                   ----------

         Number of new prescriptions/day:            700
         Number of refill prescriptions/day:         300
         Number of patients in population:           500,000
         Number of days for data retention:          730













INITIAL PRICE PROTECTION POLICY:    Thirty days from the date of this proposal.
                                    If this proposal is accepted, the prices quoted herein are subject to change in accordance with the Sale and License
                                    Agreement.







                                       i
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                                                      NATIONAL DATA CORPORATION
                                                                      EXHIBIT A
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                                  ASSUMPTIONS

Based on information provided in discussions with Eric Adams and Jeff Ard, eMD.com and Rick Schnatz, Holly Knauert, Sheldon Feuer, and Marc Eldridge, NDC, the following assumptions have been made:

1. The NDC Managed Care Mail Order Pharmacy System will be installed on a Compaq/DEC Alpha 1000A platform located in Norcross, GA.

2. The NDC Managed Care Mail Order Pharmacy System is configured to support the following locations:

         Location                    Terminals                    Printers
         --------                    ---------                    --------

         Call Center                 5 DELL PCs

         Pharmacy                    3 DELL PCs               7 Lexmark Optra S

         Data Processing Center      1 DELL PC

3. The PC workstation to be used as the system console with the Compaq/DEC Core system is included in this agreement.

4. The network topology is ethernet. eMD.com will provide and maintain the network, including all connectivity to workstations and printers.

5.   Blue Emulation BluVista will be used as the PC emulation software.

6.   Cambridge VX Connect will be used to monitor the system utility functions.

7. An NDC technician will instruct one technical staff person at eMD.com on loading the emulation software.

8. eMD.com will provide six (6) voice grade telephone lines to be accessible near the CPU for required modem connectivity. One modem will be used for Central Support purposes, two modems are to be used for third party claims processing, two modems for credit card processing and one modem for technical support.


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                                                      NATIONAL DATA CORPORATION
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BILLING ADDRESS:                                   INSTALLATION ADDRESS:
---------------                                    --------------------

eMD.com                                            eMD.com
5655 Peachtree Parkway                             5655 Peachtree Parkway
Norcross, GA 30092                                 Norcross, GA 30092

Attn:   Eric Adams                                 Attn:   Eric Adams
Phone Number:  770-246-2001                        Phone Number:  770-246-2001







                                      iii


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                                                      NATIONAL DATA CORPORATION
                                                                      EXHIBIT A
-------------------------------------------------------------------------------

PART ONE: PRICING

A.       HARDWARE
         Shipping and Insurance are pre-pay and additional

         1.   Core System
              As specified at Attachment A, JJWild, Inc. Master Purchase Agreement              $31,500.32

         2.   NDC Supplied Hardware
              As specified at Part Three, Section B., NDC Supplied Hardware                     $27,643.00

                                                                                                ----------
                                            HARDWARE TOTAL:                                     $59,143.32

B.       SOFTWARE
         Per the Terms and Conditions of the Sale and License Agreement(s)

         1.   NDC Managed Care Mail Order Pharmacy System                                       $45,000.00
              Includes ASCII File/Graph

         2.   NDC Managed Care Outpatient Pharmacy Management System                             $9,750.00

         3.   Operating System                                                                  $10,000.00

         4.   Other Optional Software

              >   All-In-One Laser Label  and one SIMM card                                      $1,000.00
                  Six additional SIMM Cards                                                      $1,740.00

              >   Credit Card (via dial-up modems)                                                 $750.00
                  Note: Includes Default Payment by Credit Card

              >   Spanish Patient Education                                                      $1,000.00

              >   AIM                                                                            $1,800.00

              >   Drug Imprint                                                                   $2,000.00


5.       Network/Communications Software

              >   Blue Emulation BluVista - 32 user license                                      $1,255.00

              >   VX-Connect - 3 copies                                                            $570.00
                                                                                                ----------
                                    SOFTWARE TOTAL:                                             $74,865.00

C.       SERVICES*
------------------------
*        NDC travel and related expenses are additional for all NDC Services.


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                                                      NATIONAL DATA CORPORATION
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
         As further discussed in Part Four, Section I, NDC Services.

         1.   Pre-implementation Planning Meeting                                                   $1,500.00*
              (Three people, one day on-site)

         2.   Operating System Utilities Training/
              Software Installation                                                                 $3,000.00*
              (One technician, three 8-hour days on-site)

         3.   Training/Support

              a.  System Manager Training                                                          Included in
                  (NDC office, Rockville, MD, five 8 hour days)                                   System Price

                  The client is responsible for travel and per diem expenses.

              b.  User Training - one course                                                        $3,000.00*
                  (One trainer, one course, four 8 hour days on-site)
                  Additional courses will be provided at the same rate

              c.  System Live Support                                                               $1,500.00*
                  (One trainer, two 8-hour days on-site)

         4.   Post Implementation Follow-on Support

              a.  Sixth week                                                                        $1,500.00*
                  (One trainer, two 8-hour days on-site)

              b.  Six Months                                                                        $1,500.00*
                  (One trainer, two 8-hour days on-site)

              c.  Twelve Months                                                                     $1,500.00*
                  (One trainer, two 8-hour days on-site)


         5.   Documentation                                                                        Included in
              (One copy of User Manual will be provided                                           System Price
              as specified in Part Four, Section I. B)


         6.   Initial Label Set                                                                    Included in
              (One set of labels as specified                                                     System Price
              in Part Four, Section I. C)
                                                                                                  ------------
                               NDC SERVICES TOTAL:                                                  $13,500.00
                                                                                                  ------------
                               (A+B+C) SYSTEM TOTAL:                                               $147,508.32


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                                                      NATIONAL DATA CORPORATION
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
D.       RECURRING MAINTENANCE

         1.   SOFTWARE MONTHLY MAINTENANCE
              Per the Terms and Conditions of the Maintenance Service Agreements

              a.  NDC Mail Order MCPS and
                  Operating System                                                              $1,100.00

              b.  NDC Outpatient MCPS                                                              $50.00


                  -    Other

                       >        Credit Card                                                        $50.00

                       >        Spanish Patient Education                                          $10.00

                       >        AIM                                                                $25.00

                       >        Drug Imprint                                                       $54.00

                                                                                                ---------
                  SOFTWARE MONTHLY MAINTENANCE TOTAL:                                           $1,289.00

         2.       HARDWARE MAINTENANCE

                  Hardware Maintenance for the Core system is contracted directly by the client with the hardware vendor. Warranty options and costs are provided in the JJWild Master Purchase
                  Agreement, Addendum C.

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                                                      NATIONAL DATA CORPORATION
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PART TWO: STANDARD PAYMENT TERMS

A.       GENERAL

         1.       All invoices are payable net 30 days.

         2.       FOB Shipping Point

         3. Equipment will not be ordered until specified deposits/ payments are received.

         4. The cost of freight and insurance is the responsibility of the client and will be billed after the equipment is delivered.

B.       HARDWARE

         1.       Core System supplied by JJ Wild
                  Refer to the JJ Wild Master Purchase Agreement, Attachment A, for terms and conditions.

                  Extended Warranty and Support options may be selected, as detailed in the JJ Wild Master Purchase Agreement, Addendum
                  C. Payment for the selected option is due and payable with the signed contract.

         2.       Hardware supplied by NDC

                  a. Fifty percent ($13,821.50) of the hardware purchased through NDC is due and payable with the signed contract.

                  b. The balance ($13,821.50) of the hardware purchased through NDC is invoiced upon delivery and is due and payable net thirty (30) days.

C.       SOFTWARE

         1. Fifty percent ($37,432.50) of the software costs is due and payable with the signed contract.


         2. The balance of the software costs ($37,432.50) will be invoiced upon installation is due and payable net
                  30 days.

         3. Software Maintenance charges will be billed the month following System Manager Training.

D.       SERVICES

         Services will be billed the month following delivery or performance.



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                                                      NATIONAL DATA CORPORATION
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PART THREE: HARDWARE CONFIGURATION

         A.       CORE COMPUTER CONFIGURATION

                  The Compaq/Digital Alpha 1000A Core System configuration from JJWild, Inc. is included as Attachment A

                  The configuration does not include ethernet network components, network design, fiber, or RS232 cabling.

         B.       HARDWARE SUPPLIED BY NDC

                  1.      Workstations

                          QUANTITY      DESCRIPTION
                          --------      -----------
                             9          DELL
                                        -        32 MB RAM
                                        -        1.44 MB Floppy Drive
                                        -        9.1 GB Fixed Disk Drive
                                        -        Celeron Processor, 400 MHz
                                        -        15" Color Monitor
                                        -        40X Max, CD-ROM
                                        -        Windows98
                                        -        NIC
                                        -        1 year, next business day

                  2.      Printers

                          QUANTITY      DESCRIPTION
                          --------      -----------
                             7          Lexmark Optra S (18 ppm) Laser Printers
                             7          Lexmark 500 Sheet 2nd Drawer
                             7          Lexmark NIC 10 Base-T/10 Base-2

                  3.       Modems

                           QUANTITY     DESCRIPTION
                           --------     -----------
                             6          Hayes 33.6 kbps

               NOTE:  NDC reserves the right to substitute alternate hardware.


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                                                      NATIONAL DATA CORPORATION
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PART FOUR: DETAILED INFORMATION

I.       NDC SERVICES*

         A.       Training/Software Installation

                  1.       Pre-implementation Planning Meeting*

                           This is a planning meeting that is held between NDC and client personnel responsible for system implementation and operation. The purpose of the meeting is to discuss the implementation plan, required activities, schedule, and organizational responsibilities.

                           This proposal provides for three NDC persons, the Director of Customer Support, the Implementation Coordinator, and the Manager of Technical Services, to be on-site one day.

                  2. Operating System Utilities Training and Software Installation*

                           NDC technical support will be on-site to provide the following support: load and test the application software and operating system; conduct Operating System Utilities Training; assist in hardware and communications set-up and installation; assist in the configuration of terminal servers or hubs; and assist in the test of client provided communications links.

                           The number of days and personnel required is based on client specific requirements. If the client requires additional days of support, beyond those contracted, they will be provided at NDC's prevailing rate.

                           Extended Support (hours outside basic Support period, including Saturdays, Sundays, and/or holidays) are billed at $1,500.00/day.

                           This proposal provides for one trainer, and three 8-hour days of support.

-----------------
*        NDC travel and related expenses are additional for all NDC Services.



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                  3.       Training*

                           -   System Manager Training

                               A System Manager course is conducted at the NDC Rockville, MD office training center. Class size is limited to three students.

                               This proposal provides for five days of System Manager training.

                               Travel and per diem costs are the responsibility of the client.

                               This training can be provided at the client's location for an additional charge of $750/day . and per diem. Extended Support (hours outside basic Support period, including Saturdays, Sundays, and/or holidays) are billed at $1,000.00/day.


                           -   Implementation Support*

                               An NDC trainer provides on-site implementation support at least one week prior to User Training. The trainer assists client personnel in table build and set-up of system parameters.

                               The number of days of support is determined and priced based on client specific requirements. If the client requires additional days of support beyond those contracted, they will be provided at NDC's prevailing rate.


                               Extended Support (hours outside basic Support period, including Saturdays, Sundays, and/or holidays) are billed at $1,000.00/day.

                               This proposal provides for no days of
                               Implementation Support.

                           -   User Training*

                               IT IS THE CLIENT'S RESPONSIBILITY TO INSURE THAT ALL EQUIPMENT IS INSTALLED AND OPERATIONAL PRIOR TO USER TRAINING. FAILURE TO INSTALL AND CONNECT THE EQUIPMENT MAY RESULT IN ADDITIONAL SERVICE CHARGES.



                               An NDC trainer will provide User Training at the client's facility. Class size is limited to eight students per course with two students per terminal. Training materials are provided at no additional cost.


-------------------------
*       NDC travel and related expenses are additional for all NDC Services.



                                      4-2
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                                                       NATIONAL DATA CORPORATION
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                           This proposal provides one course - four 8-hour days.

                           The number of courses required will be based on the number of trainees and client specific requirements. If the client requires additional days of training, beyond those contracted, they will be provided at the prevailing rate. Extended Support (hours outside basic Support period, including Saturdays, Sundays, and/or holidays) are billed at $1,000.00/day.

                  -        System Live Support*

                           The NDC trainer following User Training provides on-site system and user support.

                           The number of days is determined and priced based on client specific requirements. If the client requires additional days of support, beyond those contracted, they will be provided at NDC's prevailing rate. Extended Support (hours outside basic Support period, including Saturdays, Sundays, and/or holidays) are billed at $1,000.00/day.

                           This proposal provides for two days of "Live"
                           Support.

         4.       Post-Implementation Follow-on Support*

                  On-site system and user support is generally provided six weeks following the system live date, at six months, and at the first year anniversary following the system "Live" date.

                  The number of days required is determined and priced based on client specific requirements. Extended Support (hours outside basic Support period, including Saturdays, Sundays, and/or holidays) are billed at $1,000.00/day.

                  This proposal provides for six days of Follow-on Support.


----------------
* NDC travel and related expenses are additional for all NDC Services.


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                                                       NATIONAL DATA CORPORATION
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         B.       Documentation

                  One copy of the System User Handbook, including the Mail Order supplement, are included in the system price. If additional copies are required, they may be locally reproduced without violating copyright restrictions. NDC can provide additional copies at NDC's prevailing rate.

                  NDC has incorporated on-line system documentation with each software release. The result is a User Handbook within the system, available for printing by the user. This capability also allows users to append client specific on-line documentation to the system. For example, users may include facility specific policies and procedures as part of the user documentation.

         C.       Labels

                  1.       Standard Labels

                           The Training/Implementation staff is available for assistance in the development of "roll your own" labels. To ensure timely delivery of label software, specifications must be provided to NDC thirty days prior to user training. Subsequent modifications to the initial set of labels will be priced based on NDC's prevailing software development rates. The following labels are included in the initial label set:

                               System                  Label Set
                               ------                  ---------
                               Mail Order:             one outpatient label

                  2.       All-In-One Laser Label                      Included
                           (Set-up fee and one font/SIMM cartridge)
                           Each additional font/SIMM cartridge          $290.00

                           In support of OBRA 1990, NDC has developed a standard single prescription label that includes the patient education monograph, refill card, warning labels, and address label. This capability requires specific laser printers and an Rx font cartridge for each laser printer. A list of currently supported laser printers is available upon request.

                           NDC offers a selection of standard laser label formats. To ensure timely delivery of label software, client must select one format and notify NDC thirty days prior to user training. There may be additional charges required if these standard labels are modified. If changes are required to the standard format, NDC will quote a cost to the client based on time and materials.



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                                                       NATIONAL DATA CORPORATION
                                                                       EXHIBIT A


                           Subsequent modifications to the initial label will be priced based on NDC's prevailing software development rates.

            D.    Conversion Support Services
                  NDC supports data conversion as defined in the following table:


                                 Data Conversion

                  Files Converted                   Files Not Converted

                  Patient                           Inpatient Census

                  Doctor                            Inpatient Medication Orders

                  Product                           Pricing Formulas

                  Outpatient Prescription           OP SIG Files

                                                    Inpatient Frequency Files

                                                    Accounts Receivable

                  - Client must provide files (patient, product, provider, and prescription) according to NDC standard specifications and in a flat ASCII format on tape or FTP file.

                  - NDC Rockville will convert the files and load into the MCPS standard environment.

                  The following requirements pertain:

                  1. If the patient exists on multiple of the source pharmacy systems, there must be a unique member ID number. If not, each occurrence of the patient will be duplicated. The MCPS does have an option to merge patient profiles manually once identified by the user.

                  2. If the same doctor exists on multiple of the source pharmacy systems, there must be a unique doctor ID number. If not, each occurrence of the doctor will be duplicated. The MCPS does have an option to merge doctor files manually once identified by the user.

                  3. The prescription number for the pharmacy must be unique. It may be necessary to add a single alpha prefix to each prescription number as it is converted.


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II.      RECURRING MAINTENANCE CHARGES

         A.       Software Maintenance

                  Software maintenance is subject to the Terms and Conditions of the Maintenance Service Agreement and includes customer service, software support, and database maintenance.

                  -        Specific services include:

                           <        General software enhancements, as part of
                                    product releases,

                           <        Weekly updates on approximately 85,000
                                    individual products of AWP, Direct, MAC
                                    prices, AAWP, GEAP, and wholesaler ACQ.

                           <        Monthly clinical updates of drug-drug,
                                    drug-class, food-drug interactions, and
                                    drug allergies,

                           <        Monthly updates of patient education
                                    monographs and IV incompatibilities, and

                           <        Remote emergency diagnostics and
                                    maintenance, 24 hours per day, 7 days per week.

                           <        Routine support is provided via the NDC
                                    Customer Support Center which operates
                                    between 8:30 AM and 8:00 PM (EST/EDT),
                                    Monday through Friday, excluding NDC
                                    holidays.

                  NOTE: Payment of all telecommunications costs associated with system updates is the responsibility of the client.

                  - Price Updates. NDC agrees to provide information relating to the current cost of pharmaceutical items commonly utilized within the United States. Access to this cost information shall be via a dial-up telephone arrangement at the Customer's expense. The Customer shall be responsible for all communications costs in communicating between its location(s) and the nearest NDC telecommunication node. The Customer acknowledges that NDC, in providing this cost data, is acting as an agent and has obtained cost data from sources that NDC believes to be reliable. NDC's only responsibility in this regard shall be the timely updating of its central cost databases at intervals which generally not be more often than weekly.


         B.       Hardware Maintenance

                  1. Hardware Maintenance for the Core system is contracted directly by the client with the hardware vendor. Warranty options and costs are provided in the JJWild Master Purchase Agreement, Addendum C.


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                                  ATTACHMENT A

                       JJ WILD MASTER PURCHASE AGREEMENT

                                  ATTACHMENT B

                      MEDICAL INFORMATION TECHNOLOGY, INC.
          MIIS/MAGIC OPERATING SYSTEM SOFTWARE JOINT LICENSE AGREEMENT